UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

Ultra Clean Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50646	61-1430858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 576-4400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	UCTT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 22, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Ultra Clean Holdings, Inc. (the “Company”), the stockholders of the Company considered and approved three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2026.
The vote results detailed below represent the final results as certified by the Inspector of Elections:
Proposal 1
Election of directors for a one-year term.

Director	For	Against	Abstain	Broker Non-Votes
Thomas T. Edman	35,583,689	420,800	13,128	4,399,277
James Xiao	35,497,518	506,734	13,365	4,399,277
Clarence L. Granger	35,515,152	489,995	12,470	4,399,277
David T. ibnAle	33,590,773	2,413,324	13,520	4,399,277
Emily M. Liggett	33,594,708	2,411,196	11,713	4,399,277
Ernest E. Maddock	35,812,702	193,074	11,841	4,399,277
Jacqueline A. Seto	35,604,277	401,727	11,613	4,399,277
Joanne Solomon	35,883,333	123,624	10,660	4,399,277
Proposal 2
Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2026.

For	Against	Abstain
40,130,181	183,200	103,513
Proposal 3
Approval, by non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
35,100,113	773,047	144,457	4,399,277
Proposal 4
Approval of the amendment and restatement of the Company’s stock incentive plan (the “Plan”) to increase the number of shares available for issuance under the Plan by an additional 3,500,000 shares.

For	Against	Abstain	Broker Non-Votes
34,373,240	1,526,066	118,311	4,399,277
Proposal 5
Approval of the amendment and restatement of the Company’s employee stock purchase plan (the “ESPP”) to increase the number of shares available for issuance under the ESPP by an additional 450,000 shares.

For	Against	Abstain	Broker Non-Votes
35,885,605	23,182	108,830	4,399,277

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	May 26, 2026	By:	/s/ Paul Y. Cho
Name: Paul Y. Cho Title: General Counsel and Corporate Secretary